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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): November 30, 2000

                              Post Properties, Inc.
                           Post Apartment Homes, L.P.
                           --------------------------
             (Exact name of registrant as specified in its charter)

                                     Georgia
                                     Georgia
                                     -------
                 (State or other jurisdiction of incorporation)

                                     1-12080
                                     0-28226
                                     -------
                            (Commission File Number)

                                   58-1550675
                                   58-2053632
                                   ----------
                      (IRS Employer Identification Number)


            4401 Northside Parkway, Suite 800, Atlanta, Georgia 30327
            ---------------------------------------------------------
                    (Address of principal executive offices)


        Registrant's telephone number, including area code (404) 846-5000
                                                           --------------


                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events

         On November 8, 2000, Post Properties, Inc. hosted a conference call with financial analysts, investors and reporters during which it discussed its announced financial results and provided guidance regarding expected results for future periods. The call was broadcast live, and available for replay at www.postproperties.com under corporate information and financial/investor.

         The prospective financial information included in this Form 8-K has been prepared by, and is the responsibility of, Post's management. PricewaterhouseCoopers LLP has neither examined nor compiled the accompanying prospective financial information and, accordingly, PricewaterhouseCoopers LLP does not express an opinion or any other form of assurance with respect thereto. The PricewaterhouseCoopers LLP's report included in Post's Annual Report on Form 10-K relates to Post's historical financial information. It does not extend to the prospective financial information and should not be read to do so.

         On the call, Post revised its estimates for funds from operations, or FFO, for the 4th quarter of 2000 and for 2001 as follows:

         - Post projected FFO in the range of $0.92 to $0.94 per share for the 4th quarter of 2000, a decrease from the $0.97 to $0.99 per share prior guidance.

         - Post projected FFO in the range of $3.82 to $3.84 per share for fiscal 2000, a decrease from the $3.87 to $3.89 per share prior guidance.

         - Post projected FFO in the range of $3.82 to $4.00 per share for fiscal 2001, a decrease from the 4% to 6% projected range of growth over the $3.87 to $3.89 per share fiscal 2000 prior guidance.


         Post attributed the revised estimates for the 4th quarter of 2000 and 2001 primarily to lower than expected net operating income and increased interest carry due to schedule delays, cost increases and lower than expected absorption on certain development projects and higher than expected interest rates on variable rate debt.

         Post announced an intention to reduce the development pipeline, with a goal of spending $150 to $250 million a year as opposed to the almost $400 million Post has spent over the last several years. In connection with the reduction, Post intends to reevaluate, and in some cases terminate, several multi-phase transactions that require longer-term commitments and involve higher risks. With respect to continuing developments, Post intends to simplify the design of its urban product in order to reduce the complexity of these projects and thereby lower the building costs and reduce completion time.

         Post also confirmed its intention to fund its activities from sources other than common equity. Post intends to dispose of $150 to $250 million of assets in 2001. In addition to using asset sales to fund the development pipeline, Post intends to fund a portion of the pipeline with institutional equity partners.

                DISCLOSURE REGARDING FORWARD-LOOKING STATEMENTS

         Certain statements made in this report, including in the exhibit to this report, and other written or oral statements made by or on behalf of us, may constitute "forward-looking statements" within the meaning of the federal securities laws. Statements regarding future events and developments and our future performance, as well as management's expectations, beliefs, plans, estimates or projections relating to the future, are forward-looking statements within the meaning of these laws. Examples of such statements in this report include projections of funds from operations for future periods, descriptions of our plans with respect to the development of new apartment communities, our plans to enter new markets, our financing plans and our expectations relating to our continuing growth. All forward-looking statements are subject to certain risks and uncertainties that could cause actual events to differ materially from those projected. Management believes that these forward-looking statements are reasonable; however, you should not place undue reliance on such statements. These statements are based on current expectations and speak only as of the date of such statements. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of future events, new information or otherwise.

         The following are some of the factors that could cause our actual results to differ materially from the expected results described in our forward-looking statements:

         - conditions affecting the acquisition, development and ownership of residential real estate, including local zoning and land use issues, environmental regulations, the Americans with Disabilities Act, the Fair Housing Amendments Act of 1988 and general conditions in the multi-family residential real estate market.

         - adverse or unanticipated weather conditions, which may affect the our overall level of development.

         - our ability to obtain financing for the development of additional apartment communities.

         - the impact of competition, including competition for tenants and locations and in other important aspects of our business. Our primary competitors include other regional or national apartment communities. The multifamily apartment community business is highly competitive.

         - general economic conditions which affected consumer confidence and purchases of new homes, including interest rates, the overall level of economic activity, the availability of consumer credit and mortgage financing, unemployment rates, and other factors.

         - our ability to continue to qualify as a real estate investment trust under the Code.

         - changes in laws and regulations, including changes in accounting standards, tax statutes or regulations, and environmental and land use regulations, and uncertainties of litigation.

         Additional information concerning the risks and uncertainties listed above and other factors that you may wish to consider with respect to any investment in our securities is contained in the exhibit to this report and elsewhere in the filings by Post and Post Apartment Homes with the SEC.



Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits.

                  99.1     Risk Factors

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Dated: November 30, 2000.


                                  POST PROPERTIES, INC.



                                  By:  /s/ R. Gregory Fox
                                      -----------------------------------------
                                      R. Gregory Fox
                                      Executive Vice President and Chief
                                      Financial Officer


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                                            SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Dated: November 30, 2000.

                                            POST APARTMENT HOMES, L.P.

                                            By: POST GP HOLDINGS, INC.,
                                            as General Partner



                                            By:  /s/ R. Gregory Fox
                                                --------------------------------
                                                R. Gregory Fox
                                                Executive Vice President and
                                                Chief Financial Officer


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                                  EXHIBIT INDEX



Exhibit Number and Description
99.1     Risk Factors


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